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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 20, 2002


                             Avatech Solutions, Inc.
               (Exact Name of Registrant as Specified in Charter)


            Delaware                   000-7372                  84-1035353
(State or Other Jurisdiction of      (Commission               (IRS Employer
         Incorporation)              File Number)           Identification No.)


           11403 Cronhill Drive, Suite A, Owings Mills, Maryland 21117
               (Address of Principal Executive Offices)       (ZIP Code)


       Registrant's telephone number, including area code: (410) 902-6900


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Item 2.   Acquisition or Disposition of Assets.

As of May 1, 2002, PlanetCAD Inc., a Delaware Corporation, and Avatech Solutions, Inc., a Delaware Corporation, entered into a plan of merger whereby, subject to shareholder approval, the shareholders of Avatech would receive approximately 75% of the outstanding common stock of the combined companies and the shareholders of PlanetCAD would receive 25% of the outstanding common stock of the combined companies. On September 27, 2002, PlanetCAD Inc. filed a Registration Statement on Form S-4, which included a proxy statement soliciting the affirmative vote of a majority of the PlanetCAD common stock (including common stock underlying PlanetCAD convertible preferred stock) and two-thirds of the Avatech common stock. On November 19, 2002, the merger was approved by the respective shareholder groups and Avatech Solutions, Inc. merged with and into PlanetCAD, Inc. The merger was effected by the exchange of Avatech common stock for PlanetCAD common stock, after which Avatech became a subsidiary of PlanetCAD Inc. Since the shareholders of Avatech became the holders of a majority of the common stock of the combined company, the merger was deemed to be a "reverse acquisition" with Avatech as the acquiror of PlanetCAD. Accordingly, on November 19, 2002, PlanetCAD changed its name to Avatech Solutions, Inc. and assumed the fiscal year of June 30 to conform to the fiscal year of Avatech. Effective October 31, 2002, Avatech allocated the acquisition cost of approximately $2.2 million for PlanetCAD to the estimated fair value of the acquired net assets. The merger was treated as a purchase business combination for financial reporting purposes and Avatech's financial statements are now considered to be the financial statements of the post-merger combined company.

Item 4.   Changes in Registrant's Certifying Accountant.

In May 2002, the management of Avatech Solutions, Inc. engaged Ernst & Young LLP as their independent auditors for the year ended June 30, 2002 in anticipation of Avatech becoming a public registrant. Avatech's board of directors ratified this engagement of Ernst & Young LLP effective May 28, 2002. During the 2002 fiscal year and through the date of this report, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which, if not resolved, would have caused them to make reference to the subject matter in connection with their report on Avatech's consolidated financial statements for such year. Ernst & Young LLP's report on Avatech's financial statements for the past year did not contain an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

Walpert & Wolpoff, LLP had been engaged to audit Avatech's consolidated financial statements for the fiscal years ended June 30, 2001 and 2000. During these two fiscal years and through the date of this report, there were no disagreements with Walpert & Wolpoff on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedures which, if not resolved, would have caused them to make reference to the subject matter in connection with their report on Avatech's consolidated financial statements for such years. Neither of Walpert & Wolpoff, LLP's reports on Avatech's financial statements for either of the past two years contained an adverse opinion or a disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principles. Additionally, there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

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Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

      (a) Pro Forma Financial Information. Unaudited condensed combined pro forma balance sheet as of September 30, 2002 and unaudited condensed combined pro forma statements of income for the year ended June 30, 2002 and the three-month period ended September 30, 2002, including notes thereto, are attached as Exhibit 99.1 hereto.

      (b) Management's Discussion and Analysis of Financial Condition and Results of Operations. Avatech's Management's Discussion and Analysis of Financial Conditions and Results of Operations is attach as Exhibit 99.2 hereto.

      (c) Financial Statements of Acquired Business. Financial statements of Avatech Solutions, Inc. as of June 30, 2001 and 2002, and for each of the three years in the period ended June 30, 2002, including notes thereto, are attached as Exhibit 99.3 hereto and incorporated herein by reference.

     (d) Exhibits.

              23.1 Consent of Ernst & Young LLP, Independent Auditors

              23.2 Consent of Walpert & Wolpoff LLP, Independent Auditors

              99.1 Unaudited condensed combined pro forma balance sheet as of
                   September 30, 2002 and unaudited condensed combined pro forma statements of income for the year ended June 30, 2002 and the three-month period ended September 30, 2002, including notes thereto.

              99.2 Avatech's Management's Discussion and Analysis of Financial
                   Condition and Results of Operations.

              99.3 Audited financial statements of Avatech Solutions, Inc. June
                   30, 2001 and 2002, and for each of the three years in the period ended June 30, 2002, including notes thereto.

              99.4 Certification of Principal Executive Officer Pursuant to 18
                   U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of
                   2002).

              99.5 Certification of Principal Financial Officer Pursuant to 18
                   U.S.C. Section 1350 (Section 906 of the Sarbanes-Oxley Act of
                   2002).

              99.6 Schedule II - Valuation and Qualifying Accounts

Item 8.   Change in Fiscal Year.

In connection with the merger on November 19, 2002, PlanetCAD Inc. changed its fiscal year end from December 31 to June 30 to conform with the fiscal year of Avatech Solutions Inc., the accounting acquiror. This change takes effect as of December 31, 2002 upon Avatech's filing of a Form 10-Q for the combined company for the six-month period ended December 31, 2002. No transition report has been filed; however, all periodic reports for periods ended prior to the merger have been filed by PlanetCAD as they became due in the ordinary course of business.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Avatech Solutions, Inc.


                                         By:  /s/ Gary Rever
                                             ----------------------------------
                                             Gary Rever, Chief Financial Officer


Date: January 31, 2003

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CERTIFICATIONS

I, Donald R. Walsh, certify that:

1.  I have reviewed this report on Form 8-K of Avatech Solutions, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: January 31, 2003


                                               /s/ Donald R. Walsh
                                             ------------------------------
                                             Donald R. Walsh
                                             Chief Executive Officer
                                             (principal executive officer)

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I, Gary Rever, certify that:

1.  I have reviewed this report on Form 8-K of Avatech Solutions, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

(a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

(b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

(c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officer and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

(a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

(b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officer and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: January 31, 2003


                       /s/ Gary Rever
                       -------------------------------------------------
                       Gary Rever
                       Chief Financial Officer (principal financial accounting officer)